LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET INSTITUTIONAL MONEY MARKET FUND

SUPPLEMENT DATED MARCH 18, 2011

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2010

The Board of Trustees, on behalf of the fund, has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset Institutional Liquid Reserves (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. Your fund and the Acquiring Fund are both money market funds with substantially similar investment objectives and investment strategies. After the reorganization, the fund would be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is currently expected to be effected in June 2011. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus.

Fund shareholders are not required to vote with respect to the reorganization. Fund shareholders will be sent an Information Statement containing important information about the Acquiring Fund, outlining the differences between the fund and the Acquiring Fund and about the terms and conditions of the reorganization.

WASX013405